                                                                   EXHIBIT 10.19

                             REIMBURSEMENT AGREEMENT

     This Reimbursement Agreement, dated as of July 1, 2002 (the "Agreement"), entered into by and among New SAC, a Cayman Islands limited liability company ("New SAC"), and each of the entities listed on Schedule I hereto (the "Subsidiaries").


                                  R E C I T A L

     WHEREAS, VERITAS Software Corporation, a Delaware corporation ("VERITAS"), Seagate Technology, Inc., a Delaware corporation ("Old Seagate"), and Suez Acquisition Company, a Cayman Islands limited liability company ("SAC"), are parties to an Indemnification Agreement, dated as of March 29, 2000 (as amended from time to time, the "Indemnification Agreement");

     WHEREAS, New SAC and the Subsidiaries are parties to a Joinder Agreement, dated as of November 22, 2000, whereby New SAC and the Subsidiaries agreed to be bound by the terms of the Indemnification Agreement as if they were original signatories thereto and each of them became a SAC Indemnitor (as defined in the Indemnification Agreement) thereunder;

     WHEREAS, pursuant to the Indemnification Agreement, each of the SAC Indemnitors agreed to indemnify, defend and hold harmless VERITAS, Old Seagate and their respective affiliates (collectively, the "VERITAS Indemnitees") from and against certain Losses as they are incurred or suffered by any VERITAS Indemnitee arising out of, in connection with or related to the liabilities, events and circumstances set forth in Section 5(a) and Section 6(a) of the Indemnification Agreement; and

     WHEREAS, each of the respective board of directors or managing member, as the case may be, of New SAC and each Subsidiary deems it to be advisable and in the best interest of the respective companies that the parties hereto apportion and allocate their respective liabilities and obligations under the Indemnification Agreement, whenever arising, among themselves by means of a reimbursement mechanism set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and provisions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions

     Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Indemnification Agreement.

2. Reimbursement Obligations pursuant to Section 5 of the Indemnification Agreement

     In the event that (a) any VERITAS Indemnitee makes a claim (a "Claim") against a SAC Indemnitor (the "Paying Party") under Section 5 of the Indemnification Agreement relating to a loss that is attributable to, arises out of, relates to or is in connection with
(i) the ownership, operations or conduct of the current or former business, properties, assets or liabilities of any other SAC Indemnitor (the "Responsible Party"), (ii) the breach by such Responsible Party of any agreement, obligation, covenant, representation or warranty with or to any VERITAS Indemnitee or (iii) the enforcement by any VERITAS Indemnitee of its rights under Section 5 of the Indemnification Agreement against such Responsible Party and (b) the Paying Party makes any payment to the VERITAS Indemnitee, or otherwise performs, fulfills or satisfies such Claim, then such Responsible Party shall reimburse the Paying Party for the cost (without interest) of satisfying such Claim to the extent (but only to the extent) that the Claim is attributable to the Responsible Party.

3. Reimbursement Obligations pursuant to Section 6 of the Indemnification Agreement

     In the event that any VERITAS Indemnitee (a) makes a Claim against a Paying Party under Section 6 of the Indemnification Agreement and (b) the Paying Party makes any payment to the VERITAS Indemnitee, or otherwise performs, fulfills or satisfies such Claim, then the claim shall be allocated as described in the next paragraph and the Responsible Party shall reimburse the Paying Party for the cost (without interest) of satisfying such Claim to the extent (but only to the extent) that the Claim is allocated to the Responsible Party.

     Seagate Technology HDD Holdings shall be the Responsible Party for the first $125 million of aggregate Claims made pursuant to Section 6 of the Indemnification Agreement and, thereafter, the Paying Party shall be entitled to indemnification for such Claims from Seagate Technology HDD Holdings, Seagate Technology SAN Holdings, Seagate Removable Storage Solutions Holdings and Seagate Software (Cayman) Holdings, as Responsible Parties, on a pro-rata basis in accordance with the portion of the purchase price allocated to such Subsidiary (or to the assets held by such Subsidiary) as required by the Stock Purchase Agreement by and among Suez Acquisition Company (Cayman) Limited, Seagate Technology, Inc., and Seagate Software Holdings, Inc., dated March 29, 2000.

4.   Reimbursement Procedures

     (a)  Request for Reimbursement

     If any Paying Party shall determine in good faith that it is or may be entitled to reimbursement under Section 2 or Section 3 hereof, such Paying Party may, within 90 calendar days after payment to the VERITAS Indemnitee pursuant to the Indemnification Agreement, deliver to any SAC Indemnitor that the Paying Party reasonably believes to be a Responsible Party a written notice requesting reimbursement from such person pursuant to Section 2 or Section 3 hereof (a "Reimbursement Request") and specifying the basis for its request for reimbursement and the amount for which such Paying Party reasonably believes it is entitled to be reimbursed.

     If the Paying Party does not make a Reimbursement Request within such 90-day period, such Paying Party shall be deemed to have waived its right to reimbursement under Section 2 or

Section 3 hereof and shall not be entitled to seek or obtain any reimbursement from any other SAC Indemnitor upon the expiration of such 90-day period.

     (b)  Responses to Requests for Reimbursement

     Upon receipt of a Reimbursement Request pursuant to Section 4(a) hereof, the receiving party shall, within 30 calendar days after receipt of such Reimbursement Request, either (i) reimburse the Paying Party such amount in cash or other immediately available funds (or reach agreement with the Paying Party as to a mutually agreeable alternative payment schedule) as set forth in the Reimbursement Request or (ii) object to the claim for reimbursement or the amount thereof by giving the Paying Party a written notice setting for the grounds therefor (an "Objection Notice").

     If the receiving party does not give an Objection Notice within such 30-day period, the receiving party shall be deemed to have admitted that it is a Responsible Party and shall be deemed to have acknowledged its liability for the amount set forth in the Reimbursement Request, and the Paying Party may exercise any and all of its rights under applicable law to collect such amount.

5.   Dispute Resolution Procedures

     (a)  Good Faith Negotiation

     In the event of a disagreement, controversy or dispute as to whether payment was appropriately made, the identity of the Responsible Party or the amount of any reimbursement to be made pursuant to Section 2 or Section 3 hereof (a "Dispute"), the parties involved in such Dispute shall use their respective best efforts to attempt to resolve such Dispute between or among them in good faith. All negotiations pursuant to this Section 5(a) shall be confidential.

     (b)  Non-Binding Mediation

     In the event that a Dispute remains unsettled on or after the 31st calendar day after the receipt of an Objection Notice by the Paying Party despite good faith negotiations by the disputing parties pursuant to the provisions of
Section 5(a) hereof, the parties to such Dispute shall, as promptly as practicable (but, in any event, within 45 calendar days after the receipt of an Objection Notice by the Paying Party), select one mutually agreed upon mediator and submit the Dispute to non-binding mediation for a period of 60 calendar days after the selection of such mediator, unless the parties mutually agree upon a different time period. The parties to the Dispute shall participate in the mediation in good faith and shall share equally in the costs thereof, except that each party shall be responsible for its own attorney's fees and other related costs and expenses. The mediator shall be disqualified as a witness, consultant or expert for either party in any further proceedings related to the Dispute. The mediator shall treat the offers, promises, conduct and statements made in the course of the non-binding mediation (including pre-mediation and post-mediation submissions to the mediator) as confidential and shall refrain from disclosing such information except to the parties to such mediation.

     (c)  Arbitration

     In the event that the parties to the Dispute cannot agree upon a mediator or resolve the Dispute within the time period provided for in Section 5(b) hereof, the parties shall submit the Dispute to arbitration in Scotts Valley, California, United States of America, using the English language and in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. The single arbitrator, who shall be experienced in the matters that are the subject of the Dispute, shall have the authority to determine the relative merits of the claims and defenses of the disputing parties and shall have the authority to allocate between the parties the costs of arbitration in such equitable manner as the arbitrator may determine. Judgment upon the award so rendered may be entered in any court having jurisdiction and shall be final and binding upon the parties.

6.   Notices

     All notices, requests, claims, demands and other communications (including Reimbursement Requests and Objection Notices) made hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by verified telecopy, by expedited delivery service (such as Federal Express) or by registered or certified mail (postage prepaid, return receipt requested) to the chief executive officer, chief financial officer or secretary of the party receiving such notices. Such notices shall be effective on the day following receipt of delivery in person, by verified telecopy or by expedited delivery service at the address noted under each signatory's name and subject to change on written notice and shall be effective four days after mailing in accordance with this Section 6.

7.   Successors

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

8.   Assignment

     None of the parties hereto may assign any of its rights, obligations or privileges hereunder (other than by operation of law) without the prior written consent of the other parties hereto; provided, however, that any party hereto may, without such consent, assign this Agreement and such party's rights hereunder in connection with the transfer or sale of all or substantially all of its business or assets.

9.   Governing Law; Jurisdiction; Waiver of Jury Trial

     This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Venue for any legal action under this Agreement shall be in the federal or state courts located in the State of California, and all parties hereto hereby submit themselves to the jurisdiction of such courts for the purpose of this Agreement and hereby waive trial by jury in any action, counterclaim or proceeding of any kind arising under or out of or in connection with this Agreement, the negotiations leading thereto, the inducements to the parties to enter into this Agreement and to the transactions it contemplates.

10.  Severability

     In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

11.  Entire Agreement; Amendment

     This Agreement sets forth the entire agreement between the parties hereto with respect to the matters subject to this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

12.  Waiver

     No failure on the part of any party hereto to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by any party hereto of any right preclude any other or future exercise thereof or the exercise of any other right.

13.  Descriptive Headings

     The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

14.  Parties-in-Interest

     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

15.  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above mentioned.

                           NEW SAC

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE TECHNOLOGY HDD HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY (US) HOLDINGS, INC.


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY LLC

                           By: SEAGATE TECHNOLOGY (US) HOLDINGS, INC., its managing member


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE US LLC

                           By:      SEAGATE TECHNOLOGY LLC, its sole member

                           By: SEAGATE TECHNOLOGY (US) HOLDINGS, INC., its managing member


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           REDWOOD ACQUISITION CORPORATION

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           QUINTA CORPORATION

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY INTERNATIONAL

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE TECHNOLOGY (THAILAND) LIMITED

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY CHINA HOLDING COMPANY

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE TECHNOLOGY ASIA HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:








                           SEAGATE TECHNOLOGY (IRELAND)

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY MEDIA (IRELAND)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE TECHNOLOGY - REYNOSA, S. DE R.L. DE C.V.


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:






                           NIPPON SEAGATE INC.

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:






                           SEAGATE SINGAPORE DISTRIBUTION PTE LTD

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE DISTRIBUTION (UK) LIMITED

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:






                           Witnessed by:
                                            ------------------------------------
                                            Name:
                                            Address:





                           SEAGATE TECHNOLOGY (MARLOW) LIMITED

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE TECHNOLOGY FAR EAST HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY (PHILIPPINES)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE TECHNOLOGY SAN HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           XIOTECH CORPORATION

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           XIOTECH (CANADA) LTD.

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE REMOVABLE STORAGE SOLUTIONS HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE REMOVABLE STORAGE SOLUTIONS (US) HOLDINGS,
                           INC.


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE REMOVABLE STORAGE SOLUTIONS LLC

                           By:      SEAGATE REMOVABLE STORAGE SOLUTIONS
                                    (US) HOLDINGS, INC., its sole member


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE RSS LLC

                           By: SEAGATE REMOVABLE STORAGE SOLUTIONS LLC, its sole member

                           By:      SEAGATE REMOVABLE STORAGE SOLUTIONS
                                    (US) HOLDINGS, INC., its sole member


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           SEAGATE REMOVABLE STORAGE SOLUTIONS INTERNATIONAL

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           SEAGATE SOFTWARE (CAYMAN) HOLDINGS

                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:






                           CRYSTAL DECISIONS, INC. (FORMERLY SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:





                           CRYSTAL DECISIONS, CORP (FORMERLY SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP (CANADA), INC.)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           CRYSTAL DECISIONS (JAPAN) K.K. (FORMERLY NIPPON SEAGATE SOFTWARE K.K.)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:






                           SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS BV


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:







                           CRYSTAL DECISIONS (SINGAPORE) PTE LTD
                           (FORMERLY SEAGATE SOFTWARE PTE LTD)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                           CRYSTAL DECISIONS (UK) LIMITED (FORMERLY SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP LIMITED)


                           By:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                    Address:

                                   SCHEDULE I

Seagate Technology Holdings
Seagate Technology HDD Holdings
Seagate Technology (US) Holdings, Inc.
Seagate Technology LLC
Seagate US LLC
Redwood Acquisition Corporation
Quinta Corporation
Seagate Technology International
Seagate Technology (Thailand) Limited
Seagate Technology China Holding Company
Seagate Technology Asia Holdings
Seagate Technology (Ireland)
Seagate Technology Media (Ireland)
Seagate Technology - Reynosa S. de R.L. de C.V.
Nippon Seagate Inc.
Seagate Singapore Distribution Pte Ltd
Seagate Distribution (UK) Limited
Seagate Technology (Marlow) Limited
Seagate Technology Far East Holdings
Seagate Technology (Philippines)
Seagate Technology SAN Holdings
Xiotech Corporation
Xiotech (Canada) Ltd.
Seagate Removable Storage Solutions Holdings
Seagate Removable Storage Solutions (US) Holdings, Inc.
Seagate Removable Storage Solutions LLC
Seagate RSS LLC
Seagate Removable Storage Solutions International
Seagate Software (Cayman) Holdings
Crystal Decisions, Inc.
Crystal Decisions, Corp
Crystal Decisions (Japan) K.K.
Seagate Software Information Management Group Holdings BV
Crystal Decisions (Singapore) Pte Ltd
Crystal Decisions (UK) Limited

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